UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2009

VCG HOLDING CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	001-32208	841157022
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 UNION BLVD, SUITE 540, LAKEWOOD, Colorado		80228
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-934-2424

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2009, VCG Holding Corp. (the "Company") announced that Allan Rubin resigned from the Company’s Board of Directors (the "Board") effective as of July 31, 2009. Mr. Rubin’s resignation after five years of Board service is not due to any disagreements with the Company.

To fill the vacancy on the Board created by Mr. Rubin’s resignation, on July 31, 2009, the Board, upon the recommendations of the Governance and Nominating Committee, appointed Carolyn Romero to serve one year, completing the term of Mr. Rubin. Ms. Romero will stand for election at the next annual meeting.

Ms. Romero will also be replacing Robert McGraw, Jr.’s seat on the Audit Committee as he has rotated off that committee, but remains a member of the Nominating Committee and Compensation Committee.

Ms. Romero, 51, is a Certified Public Accountant and Certified Valuation Analyst. She has more than 25 years of financial management experience, including 24 years in public accounting. She is currently Manager of Financial Reporting for Woodward Governor Company, a publicly-traded, $1.3 billion in revenue company, that is a designer, manufacturer, and service provider of energy control and optimization solutions used in global infrastructure equipment. Her responsibilities include preparing all external financial reporting and SEC compliance documents, performing various analyses and valuation calculations, working with outside auditors, and training internal accounting staff. During her 24 years of public accounting experience, Ms. Romero’s areas of expertise includes high-growth companies; business acquisition, disposition and valuation services; SOX project work; and client disclosure and accounting requirements.

Ms. Romero is active in a number of organizations, including the Colorado Society of Certified Public Accountants, American Institute of Certified Public Accountants, the National Association of Certified Valuation Analysts, and Business & Professional Women/USA, where she was National Treasurer from 2003-2005.

Item 8.01 Other Events.

On August 3, 2009, the Company issued a press release announcing the resignation of Mr. Rubin from and appointment of Ms. Romero to the Company's Board of Directors. A copy of this press release is attached as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORPORATION

August 4, 2009	By:	Courtney Cowgill

Name: Courtney Cowgill
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release